UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2007

BAXL HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	333-130492	35-2255990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Berkshire Boulevard Bethel, CT 06801
(Address of principal executive offices)

(203) 730-1791
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

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Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

Effective October 15, 2007, BAXL Holdings, Inc. (the “Registrant”) dismissed LBB & Associates Ltd., LLP (“LBB”) as the Registrant’s principal independent accountant. The decision to dismiss LBB was approved by the Registrant’s board of directors.  LBB’s report on the Registrant's financial statements for each of the past two fiscal years contained a modification by LBB raising substantial doubt of the Registrant’s ability to continue as a going concern.  This modification in LBB’s report for the fiscal year 2006 financial statements was based on the Registrant’s losses and working capital deficit.  LBB’s modification in its report for the fiscal year 2007 financial statements was based on the Registrant’s absence of significant revenues, recurring losses from operations, and its need for additional financing in order to fund its projected loss in 2008.  LBB’s reports did not contain any other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant provided LBB with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested LBB to furnish the Registrant with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01(a). A copy of such letter, dated October 15, 2007, is filed as and exhibit to this Current Report on Form 8-K.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB, would have caused it to make reference to the subject matter of the disagreements in connection with its report and there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

(b)

Effective October 15, 2007, the Registrant engaged WithumSmith+Brown (“WSB”), as the principal accountant to audit the Registrant's financial statements. WSB is the auditor for BAXL Technologies, Inc., the Registrant’s wholly owned subsidiary which the Registrant acquired on August 29, 2007. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging WSB, neither the Registrant nor anyone on its behalf consulted WSB regarding either: (i) the application of accounting principles to a specified transaction regarding the Registrant, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii)  any matter regarding the registrant that was either the subject of a disagreement or a reportable event.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number	Exhibit Description
99.1	Letter date October 15, 2007 from LBB & Associates Ltd., LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXL HOLDINGS, INC.

Date: October 19, 2007	By:	/s/ Gus Bottazzi
Gus Bottazzi
President and Chief Executive Officer